UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

Longboard Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-40192	84-5009619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 950 La Jolla, CA		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 789-9283

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LBPH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, "we", "us", "our" and "Longboard" refer to Longboard Pharmaceuticals, Inc.

Item 7.01 Regulation FD Disclosure.

On July 1, 2024, we issued a press release announcing the U.S. Food and Drug Administration (FDA) has granted Breakthrough Therapy designation for bexicaserin for the treatment of seizures associated with Developmental and Epileptic Encephalopathies (DEEs). A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing we make with the U.S. Securities and Exchange Commission (SEC), whether before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events

Bexicaserin (LP352) Update

The U.S. Food and Drug Administration (FDA) granted Breakthrough Therapy designation for bexicaserin (also known as LP352) for the treatment of seizures associated with Developmental and Epileptic Encephalopathies (DEEs) for patients two years of age or older.

FDA Breakthrough Therapy designation is a process designed to expedite the development and regulatory review of drugs that are intended to treat serious or life-threatening conditions and preliminary clinical evidence indicates that the drug may demonstrate a substantial improvement over available therapy on at least one clinically significant endpoint.

We plan to initiate a global Phase 3 program for bexicaserin later this year.

LP659 Update

We conducted a Phase 1 first-in-human, randomized, double blind, placebo controlled single ascending dose (SAD) study of LP659 in thirty-two healthy volunteers. Based on the data from the SAD study and additional nonclinical studies conducted, we expect to initiate a Phase 1 multiple ascending dose (MAD) study in LP659 subject to discussions with the FDA to address a partial clinical hold. We plan to release additional data on LP659 later this summer.

Bexicaserin and LP659 are investigational compounds that are not approved for marketing by the FDA or any other regulatory authority.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered "forward-looking statements," including statements regarding the Breakthrough Therapy designation and the initiation of a global Phase 3 program for bexicaserin, and the initiation of a MAD study subject to discussions with the FDA to address a partial clinical hold and plans to release additional data for LP659. Forward-looking statements are typically, but not always, identified by the use of words such as "intend", "may", "expect", "plan" and other similar terminology. Forward-looking statements are based on current expectations of management and upon what management believes to be reasonable assumptions based on information currently available to it and are subject to risks and uncertainties. Such risks and uncertainties may cause actual results to differ materially from the expectations set forth in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the standard for Breakthrough Therapy designation is not the same as the standard for drug approval, the clinical evidence supporting Breakthrough Therapy designation is preliminary, and not all drugs designated as Breakthrough Therapies ultimately will be shown to have substantial improvement over available therapies; the FDA may later decide to rescind a Breakthrough Therapy designation if it determines the designation is no longer supported by subsequent data; Longboard's product candidates are in a lengthy research and development process, the timing, manner and outcome of research, development and regulatory review is uncertain, and Longboard's product candidates, including bexicaserin and LP659, may not advance in research or development or be approved for marketing; risks related to Longboard's limited operating history, financial position and need for additional capital; Longboard's need for additional managerial and financial resources to advance all of its programs, and that you and others may not agree with the manner in which Longboard allocates its resources; risks related to the development and commercialization of Longboard's product candidates; enrolling participants in clinical trials is competitive and challenging; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than Longboard's or others, request additional information, have additional recommendations or change their guidance or requirements before or after approval; results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; topline or interim data may not accurately reflect the complete results of a particular study or trial and remain subject to audit, and that final data may differ materially from topline or interim data; macroeconomic events and their impact on Longboard's clinical trials and operations, the operations of Longboard's suppliers, partners, collaborators, and licensees, and capital markets; risks related to unexpected or unfavorable new data; risks related to relying on licenses or collaborative arrangements; other risks related to Longboard's dependence on third parties; competition; product liability or other litigation or disagreements with others; government and third-party payor actions, including relating to reimbursement and pricing; risks related to regulatory compliance; and risks related to Longboard's and third parties' intellectual property rights, as well as the risks detailed in Longboard's recent filings on Forms 10-K and 10-Q with the SEC. Longboard disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Item 9.01 Financial Statements and Exhibits. (d) Exhibits.

Exhibit No.	Description
99.1	Press release dated July 1, 2024, regarding Breakthrough Therapy designation for bexicaserin
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longboard Pharmaceuticals, Inc.

Date: July 1, 2024	By:	/s/ Kevin R. Lind
Kevin R. Lind
President and Chief Executive Officer